SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 27, 2008



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 27, 2008, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2008. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated October 27, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 27, 2008


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated October 27, 2008.

Exhibit 99.1  Press Release dated October 27, 2008.


FOR RELEASE:        NEW HARTFORD, NY, October 27, 2008
CONTACT:            Christopher R. Byrnes (315) 738-0600 ext. 226
                    cbyrnes@partech.com, www.partech.com



            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS


--   Revenues of $58 million, a 12.4% increase over the third quarter 2007


-- Earnings per diluted share (EPS) of $0.06 vs. a $0.06 loss per diluted share for Q3 2007


        -----------------------------------------------------------------

             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY- October 27, 2008 PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, and hospitality industries along with information-technology services to the United States Government, today reported third quarter financial results.

For the third quarter ended September 30, 2008, PAR Technology Corporation reported revenues of $58 million compared to $51.6 million in the third quarter 2007, an increase of 12.4%. Net income of $828,000 was reported for the period compared to a net loss of $862,000 in the third quarter last year. The Company reported diluted earnings per share of $0.06 for this past quarter, compared to the diluted loss per share of $0.06 reported for the same period a year earlier.

For the nine months ended September 30, 2008, PAR Technology Corporation reported revenues of $167.3 million, a 12.1% increase when compared to the $149.3 million reported one year ago. The Company also reported net income of $757,000 in the first nine months of 2008 versus a net loss of $3.2 million for the first nine months of 2007. Diluted earnings per share for the first nine months of 2008 was reported at $0.05, compared to diluted loss per share of $0.22 reported for the same period in 2007.

"Overall, our businesses performed well in the third quarter as we navigated through uncertain economic environments. Revenues were driven by strong sales to our global quick serve restaurant accounts as well as to our hotel and spa customers. Our government revenues were up year over year due to new wins in the IT outsourcing sector," said John W. Sammon, Chairman and CEO of PAR Technology. "Our performance during difficult economic circumstances reflects the relevance of the business lines we have chosen to be in and the geographic priorities we have set. We will continue to monitor economic conditions for the foreseeable future but will not alter our concentration on PAR's longer-term growth initiatives of expanding our global reach, increasing revenue growth in the channel space and creating innovative software and technology products."

EARNINGS  CONFERENCE  CALL

PAR Technology Chairman and CEO John W. Sammon and Chief Financial Officer Ronald J. Casciano will discuss the Company's recent performance on a two-way conference call with investors at 10:00 a.m. Eastern today. Information for participating on that call can be found on the Company's website at www.partech.com.

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.


ABOUT PAR TECHNOLOGY

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                     September 30, December 31,
                                                            2008        2007
                                                          ----------  ---------
Assets
Current assets:
     Cash and cash equivalents .........................  $   2,892   $   4,431
     Accounts receivable-net ...........................     46,865      43,608
     Inventories-net ...................................     42,638      40,319
     Income tax refunds ................................      1,065         521
     Deferred income taxes .............................      5,298       5,630
     Other current assets ..............................      3,892       3,370
                                                          ---------   ---------
         Total current assets ..........................    102,650      97,879
Property, plant and equipment - net ....................      7,169       7,669
Deferred income taxes ..................................        746         503
Goodwill ...............................................     26,618      26,998
Intangible assets - net ................................      8,840       9,899
Other assets ...........................................      1,846       3,570
                                                          ---------   ---------
              Total Assets .............................  $ 147,869   $ 146,518
                                                          =========   =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .................  $   1,110   $     772
     Borrowings under lines of credit ..................      7,541       2,500
     Accounts payable ..................................     14,448      16,978
     Accrued salaries and benefits .....................      8,942       9,919
     Accrued expenses ..................................      4,073       3,860
     Customer deposits .................................      3,779       3,898
     Deferred service revenue ..........................     13,825      14,357
                                                          ---------   ---------
         Total current liabilities .....................     53,718      52,284
                                                          ---------   ---------
Long-term debt .........................................      6,179       6,932
                                                          ---------   ---------
Other long-term liabilities ............................      2,167       2,315
                                                          ---------   ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .....................       --          --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,186,718 and 16,047,818 shares issued;
       14,533,963 and 14,395,063 outstanding ...........        324         321
     Capital in excess of par value ....................     40,055      39,252
     Retained earnings .................................     51,208      50,451
     Accumulated other comprehensive (loss) income .....       (273)        472
     Treasury stock, at cost, 1,652,755 shares .........     (5,509)     (5,509)
                                                          ---------   ---------
         Total shareholders' equity ....................     85,805      84,987
                                                          ---------   ---------
              Total Liabilities and Shareholders' Equity  $ 147,869   $ 146,518
                                                          =========   =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                     For the three months     For the nine months
                                                      ended September 30,      ended September 30,
                                                     ---------------------   ---------------------
                                                        2008        2007       2008         2007
                                                     ---------   ---------   ---------   ---------
Net revenues:
     Product ......................................  $  20,918   $  18,066   $  58,566   $  53,092
     Service ......................................     19,155      17,006      53,299      48,635
     Contract .....................................     17,894      16,505      55,443      47,558
                                                     ---------   ---------   ---------   ---------
                                                        57,967      51,577     167,308     149,285
                                                     ---------   ---------   ---------   ---------
Costs of sales:
     Product ......................................     12,016      10,681      34,053      31,688
     Service ......................................     14,466      13,238      39,826      37,290
     Contract .....................................     16,924      15,256      52,477      44,462
                                                     ---------   ---------   ---------   ---------
                                                        43,406      39,175     126,356     113,440
                                                     ---------   ---------   ---------   ---------

           Gross margin ...........................     14,561      12,402      40,952      35,845
                                                     ---------   ---------   ---------   ---------
Operating expenses:
     Selling, general and administrative ..........      9,121       8,581      26,924      26,476
     Research and development .....................      3,560       4,562      11,571      12,763
     Amortization of identifiable intangible assets        388         397       1,167       1,181
                                                     ---------   ---------   ---------   ---------
                                                        13,069      13,540      39,662      40,420
                                                     ---------   ---------   ---------   ---------

Operating income (loss) ...........................      1,492      (1,138)      1,290      (4,575)
Other income, net .................................        216         350         759         744
Interest expense ..................................       (275)       (310)       (745)       (769)
                                                     ---------   ---------   ---------   ---------
Income (loss) before provision for income taxes ...      1,433      (1,098)      1,304      (4,600)
(Provision) benefit for income taxes ..............       (605)        236        (547)      1,409
                                                     ---------   ---------   ---------   ---------
Net income (loss) .................................  $     828   $    (862)  $     757   $  (3,191)
                                                     =========   =========   =========   =========
Earnings (loss) per share
     Basic ........................................  $     .06   $    (.06)  $     .05   $    (.22)

     Diluted ......................................  $     .06   $    (.06)  $     .05   $    (.22)

Weighted average shares outstanding
     Basic ........................................     14,440      14,351      14,404      14,340
                                                     =========   =========   =========   =========
     Diluted ......................................     14,823      14,351      14,787      14,340
                                                     =========   =========   =========   =========